UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

In connection with NorthStar Realty Finance Corp.’s (the “Company”) previously disclosed announcement on December 10, 2013, of its plan to spin-off its asset management business, on February 5, 2014, NorthStar Asset Management Group Inc. (“NSAM”), a newly formed Delaware corporation, filed a Registration Statement on Form 10 (the “Form 10”) with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (“Exchange Act”), to register shares of NSAM common stock, $0.01 par value per share. An information statement (the “Information Statement”) regarding NSAM and the spin-off is attached as an exhibit to the Form 10.

The Information Statement discloses that upon the consummation of the spin-off, which is expected to be completed in the second quarter of 2014, holders of record of the Company’s common stock as of the close of business on the relevant record date will receive one share of NSAM common stock for every one share of Company common stock held. NSAM common stock is expected to be listed on the New York Stock Exchange. The Information Statement also discloses that in connection with and immediately prior to the consummation of the spin-off, the Company expects to effect a 1-for-2 reverse stock split of Company common stock.

NSAM plans to conduct operations in the United States and internationally and will manage the Company’s non-traded REIT business and own its broker-dealer. NSAM will also hold and operate the Company’s special servicing business. The Company will, however, continue to act as collateral manager or collateral manager delegate for its collateralized debt obligations, rather than spinning off such business and the associated collateral management fees to NSAM. The Company has revised the annual base management fees as set forth below to reflect the foregoing, among other things.

In connection with the proposed spin-off, the Company and NSAM or one of its domestic or foreign subsidiaries will enter into a management agreement for an initial term of 20 years. The December 10, 2013 announcement of the spin-off included certain terms to be included in a management agreement between the Company and NSAM. The Information Statement updates such terms of the management agreement, stating that the management agreement will provide for:

(i)	an annual base management fee, calculated and payable quarterly in arrears in cash, equal to the sum of:
a.	$100 million;
b.	an additional annual base management fee equal to 1.5% per annum of the sum of:
▪	cumulative net proceeds of all common equity and preferred equity raised at the Company after December 10, 2013;
▪	equity issued in exchange or conversion of exchangeable notes based on the stock price at the date of issuance;
▪	any other issuances of common equity, preferred equity or other forms of equity, including but not limited to units in an operating partnership; and
▪	cumulative cash available for distribution (“CAD”) in excess of cumulative distributions paid on common stock or equity awards beginning the first full calendar quarter after completion of the spin-off.
c.	an additional annual base management fee equal to the greater of: (a) $10 million; or (b) for the applicable quarter, the portion of distributable cash flow from the Company’s equity interest related to the asset management business of RXR Realty, LLC (“RXR”), calculated based on the percentage of the gross revenues from the asset management business of RXR over the total gross revenues of RXR for the applicable period.
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(ii)	incentive fees, calculated and payable quarterly in arrears in cash, equal to:
a.	the product of (a) 15% and (b) CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is in excess of $0.195 per share but less than $0.225 per share; plus
b.	the product of (a) 25% and (b) CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is equal to or in excess of $0.225 per share;
c.	multiplied by the weighted average shares outstanding for the calendar quarter.

The incentive fee described above will be appropriately adjusted from time to time to take into account the effect of any stock split, reverse stock split or stock dividend, including the 1-for-2 reverse stock split of Company common stock the Company expects to effect in connection with and immediately prior to the consummation of the spin-off.

In addition, NSAM will also earn incentive fees from the Company’s healthcare investments in connection with the long-term partnership with James F. Flaherty III, the former Chairman and Chief Executive Officer of HCP, Inc., that was announced on January 22, 2014.

Furthermore, if the Company were to spin-off additional businesses in the future, the management agreement is expected to provide that such businesses would be managed by NSAM consistent with the terms of the management agreement and that annual base management fees and incentive fees would be proportionately allocated.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Safe-Harbor Statement

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “will,” “expects,” “seek,” “proposed” and similar expressions.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained.  Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results.  Variations of assumptions and results may be material.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the Company’s ability to complete the spin-off of its asset management business on the terms set forth in the Information Statement or at all; the risk relating to the spin-off of the Company’s asset management business and operating its existing company and its asset management business as separate companies; the Company’s ability to realize the benefits of the spin-off, including the tax-free nature of the transaction; the Company’s ability to effect a 1-for-2 reverse stock split of its common stock; the ability to list NSAM’s common stock on the New York Stock Exchange; the growth prospects of the Company’s business, including its asset management business and non-traded REIT and broker-dealer platforms; the Company’s future CAD; the size and timing of new vehicles, including non-traded REITs, to be sponsored by NSAM; the ability to realize the respective benefits of the partnerships with each of RXR and Jay Flaherty; the terms of the management agreement between the Company and NSAM; and the timing and ability of the Company to spin-off any additional businesses.  Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission.  Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: February 5, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

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